UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No.1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2010

DECISIONPOINT SYSTEMS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	333-144279	74-3209480
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19655 Descartes, Foothill Ranch, CA  92610-2609
 (Address of principal executive offices) (Zip code)

(949) 465-0065
 (Registrant's telephone number, including area code)

Copies to:
Gregory Sichenzia, Esq.
Peter DiChiara, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01                      Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited financial statements as of and for the years ended December 31, 2010 and 2009 for CMAC, Inc.

The financial statements, including the notes to such financial statements and the report of the independent auditor thereon, are filed as Exhibit 99.1 herewith.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated statement of operations for the year's ended December 31, 2010 and 2009 are filed as Exhibit 99.2 herewith.

(d) Exhibits

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated as of December 23, 2010.,.(1)
99.1	Audited financial statements as of and for the years ended December 31, 2010 and 2009 for CMAC, Inc. (2)
99.2	Unaudited pro forma combined statement of operations for the year's ended December 31, 2010 and 2009. (2)

(1)	Incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K dated December 30, 2010
(2)	Filed herewith

 SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DECISIONPOINT SYSTEMS, INC.

Dated: March 15, 2011	By:	/s/ Nicholas Toms
Name: Nicholas R. Toms
Title: Chief Executive Officer

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